Exhibit 10.1

THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT
AND OTHER LOAN DOCUMENTS

This Third Amendment to Credit and Security Agreement and Other Loan Documents, dated as of September 23, 2016 (this “Agreement”), is made by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), CHARLES & COLVARD, LTD., a North Carolina corporation (“Parent”), CHARLES & COLVARD DIRECT, LLC, a North Carolina limited liability company (“C&C Direct”), and MOISSANITE.COM, LLC, a North Carolina limited liability company to be known as charlesandcolvard.com, LLC (“Moissanite”; Parent, C&C Direct and Moissanite are sometimes referred to herein individually as a “Borrower” and collectively as the “Borrowers”).

W I T N E S S E T H :

WHEREAS, Borrowers and Lender are parties to a certain Credit and Security Agreement dated as of June 25, 2014 (as amended, restated or otherwise modified from time, the “Credit Agreement”); and

WHEREAS, Borrowers and Lender desire to amend the Credit Agreement and the other Loan Documents pursuant to the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.          Defined Terms.  Capitalized terms used in this Agreement which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.          Name Change for Moissanite.  Moissanite desires to change its legal name to “charlesandcolvard.com, LLC”.  Because such name change is prohibited by Section 7.5 of the Credit Agreement, Moissanite has requested that Lender consent to such name change.  Lender hereby consents to such name change.  Such consent is limited to the specific circumstances described in this paragraph and shall not be construed as a course of dealing or as an agreement by Lender to grant any other consent in the future.  Effective upon the filing of appropriate articles of amendment with the North Carolina Secretary of State, the Credit Agreement and each other Loan Document, including the schedules and exhibits thereto, is hereby amended by (a) deleting each reference to “Moissanite.com, LLC” and substituting “charlesandcolvard.com, LLC” in lieu thereof, and (b) deleting each reference to “Moissanite” or “Moissanite.com” (where such term is used as a shorthand reference to Moissanite.com, LLC) and substituting “charlesandcolvard.com” in lieu thereof (in each case, other than in trademarks, UCC filings, resolutions and Governing Documents).  Borrowers hereby covenant and agree to provide to Lender a true, correct and complete copy of the recorded articles of amendment reflecting such name change promptly upon the recording thereof, together with such other items as Lender may reasonably request in connection therewith.

3.          No Other Changes.  Except as explicitly amended or waived by this Agreement, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Loan or Letter of Credit thereunder.

4.          Representations and Warranties.  Each Borrower hereby represents and warrants to Lender as follows:

 (a)          Such Borrower has all requisite power and authority to execute this Agreement and to perform all of its obligations hereunder, and this Agreement has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

 (b)          The execution, delivery and performance by such Borrower of this Agreement have been duly authorized by all necessary corporate and limited liability company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower, or the articles of incorporation, by-laws, articles of organization or limited liability company agreement, as applicable, of such Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

 (c)          All of the representations and warranties of the Borrowers contained in the Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date.

5.          References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

6.          No Waiver.  Except as expressly set forth herein, the execution of this Agreement and acceptance of any documents related hereto or thereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Agreement.

7.          Release.  Each Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

8.          Costs and Expenses.  Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, Borrowers specifically agree to pay all reasonable fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Agreement and the documents and instruments incidental hereto.  Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make one or more Advances to Borrowers under the Credit Agreement, or apply the proceeds of any Advance, for the purpose of paying any such fees, disbursements, costs and expenses in connection with this Agreement.

9.          Miscellaneous.  This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which counterparts, taken together, shall constitute one and the same instrument.  Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.  Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or electronic mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

10.          Governing Law.  This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Georgia.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit and Security Agreement and Other Loan Documents to be duly executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Arthur R. Cordwell, Jr.
Arthur R. Cordwell, Jr., Authorized Signatory

CHARLES & COLVARD, LTD.

By:	/s/ Kyle S. Macemore
Name: Kyle S. Macemore
Title: Senior Vice President and Chief Financial Officer

CHARLES & COLVARD DIRECT, LLC

By:	/s/ Kyle S. Macemore
Name: Kyle S. Macemore
Title: Manager

MOISSANITE.COM, LLC, to be known as CHARLESANDCOLVARD.COM, LLC

By:	/s/ Kyle S. Macemore
Name: Kyle S. Macemore
Title: Manager